Supplement to the

Fund	Class A	Class T	Class B	Class C	Class I
Fidelity Advisor® Investment Grade Bond Fund	FGBAX	FGBTX	FGBBX	FGBCX	FGBPX
Fidelity Advisor Limited Term Bond Fund	FDIAX	FTBRX	FIBBX	FNBCX	EFIPX
Fidelity Advisor Mortgage Securities Fund	FMGAX	FMSAX	FMSBX	FOMCX	FMSCX
Fidelity Advisor Short Fixed-Income Fund	FSFAX	FASFX	FBSFX	FSFCX	FSXIX
Fidelity Advisor Total Bond Fund	FEPAX	FEPTX	FBEPX	FCEPX	FEPIX

Fidelity Advisor Investment Grade Bond Fund Class A, Class T, Class B, Class C, and Class I are Classes of shares of Fidelity® Investment Grade Bond Fund and Fidelity Advisor Total Bond Fund Class A, Class T, Class B, Class C, and Class I are Classes of shares of Fidelity Total Bond Fund

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2015

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

ACOM8B-16-01  February 12, 2016
1.842757.120